Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The Company's United States and Irish based subsidiaries file tax returns in the United States and Ireland respectively. Other foreign subsidiaries are taxed separately under the laws of their respective countries.

The components of income before income tax expense are as follows:

	Year ended
	December 31, 2018	December 31, 2017	December 31, 2016
	(in thousands)
Ireland	$243,988	$218,306	$201,221
United States	27,499	28,426	11,466
Other	93,127	81,325	87,485
Income before provision for income taxes	$364,614	$328,057	$300,172

The components of provision for income taxes are as follows:

	Year ended
	December 31, 2018	December 31, 2017	December 31, 2016
	(in thousands)
Provision for income taxes:
Current tax expense:
Ireland	$28,042	$20,084	$22,931
United States	2,885	5,792	7,768
Other	9,379	9,964	5,749
Total current tax expense	40,306	35,840	36,448

Deferred tax expense/(benefit):
Ireland	1,054	261	1,284
United States	875	8,980	613
Other	(277)	1,488	(352)
Total deferred tax expense	1,652	10,729	1,545

Provision for income taxes	41,958	46,569	37,993

Impact on shareholders equity and other comprehensive income of the tax consequence of :
Excess tax benefit on stock compensation	—	—	(4,332)
Currency impact on long term funding	119	973	(396)
Fair value of cash flow hedge	(148)	148	—

Total	$41,929	$47,690	$33,265

Ireland's statutory income tax rate is 12.5%. The Company's consolidated reported provision for income taxes differed from the amount that would result from applying the Irish statutory rate as set forth below:

	Year ended
	December 31, 2018	December 31, 2017	December 31, 2016
	(in thousands)
Taxes at Irish statutory rate of 12.5% (2017:12.5%; 2016:12.5%)	$45,577	$41,007	$37,522
Foreign and other income taxed at higher rates	7,649	6,324	4,642
Research & development tax incentives	(1,243)	(830)	(907)
Movement in valuation allowance	5,667	1,329	1,208
Effects of change in tax rates	(147)	925	576
Increase/(decrease) in unrecognized tax benefits	(5,423)	933	(1,521)
Impact of stock compensation	(8,301)	(9,917)	(4,121)
Impact of deemed repatriation under US Tax Reform	—	7,694	—
Other	(1,821)	(896)	594
Provision for income taxes	$41,958	$46,569	$37,993

In 2017, the provision for income taxes included non-recurring items related to US Tax Reform (H.R.1). The income tax expense recognized in respect of deemed repatriation of historic earnings of non-U.S. subsidiaries owned by our U.S. subsidiaries was $7.7 million. The income tax expense recognized in respect of the change in the US federal income tax rate from 35% to 21% was $0.5 million (included in “Effects of change in tax rates” above).

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities are presented below:

	December 31, 2018	December 31, 2017
	(in thousands)
Deferred tax liabilities:
Property, plant and equipment	$981	$1,139
Goodwill	25,149	22,655
Other intangible assets	9,397	11,801
Other	5,703	4,139
Total deferred tax liabilities recognized	41,230	39,734

Deferred tax assets:
Operating loss and tax credits carry-forwards	29,995	24,962
Property, plant and equipment	4,893	4,062
Accrued expenses and payments on account	24,599	24,433
Stock compensation	6,490	5,786
Deferred compensation	2,197	2,548
Deferred revenue	5,681	—
Other	2	740
Total deferred tax assets	73,857	62,531
Valuation allowance for deferred tax assets	(27,263)	(22,439)
Deferred tax assets recognized	46,594	40,092
Overall net deferred tax asset	$5,364	$358

At December 31, 2018 Ireland subsidiaries had tax credit carry-forwards for income tax purposes that may be carried forward indefinitely, available for offset against future tax liabilities, if any, of $4.0 million (2017: $4.5 million).

At December 31, 2018 U.S. subsidiaries had U.S. federal and state net operating loss ("NOL") carry-forwards of approximately $15.1 million and $32.6 million, respectively. These NOLs are available for offset against future taxable income and expire between 2022 and 2037. Of the $15.1 million U.S. federal NOLs, approximately $2.2 million is available for offset against future U.S. federal taxable income. The subsidiary's ability to use the remaining U.S. federal and state NOL carry-forwards is limited on an annual basis due to changes of ownership in 2000, 2010, 2014 and 2017, as defined by Section 382 of the Internal Revenue Code of 1986, as amended. Of the U.S. federal NOLs, $12.9 million are limited by Section 382. Of the $12.9 million of losses, the amounts are available as follows: $4.9 million for the years 2019 – 2020, $7.5 million in 2021-2025, $0.5 million for the years 2026 – 2035. As at December 31, 2018 , U.S subsidiaries also had excess disallowed interest carry-forwards of $21.9 million. These carry-forwards are available for offset against future taxable income in the event that the U.S subsidiaries have excess capacity for interest deductions in future years.

At December 31, 2018 other than those in the U.S. and Ireland, we had operating loss carry-forwards for income tax purposes that may be carried forward indefinitely, available to offset against future taxable income, if any, of approximately $72.9 million (2017: $77.2 million). In addition at December 31, 2018 those subsidiaries had tax credit carry-forwards for income tax purposes that may be carried forward indefinitely, available to offset against future tax liabilities, if any, of $4.9 million (2017: $4.8 million). At December 31, 2018 those subsidiaries also had additional operating loss carry forwards of $4.7 million which are due to expire between 2019 and 2025 (2017: $4.7 million) and operating carry-forwards of $3.2 million which are due to expire between 2026 and 2035 (2017: $0 million).

The expected expiry dates of these losses are as follows:

	Federal NOL's	State NOL's
	(in thousands)
2021-2034	14,323	12,158
2035-2037	766	20,464

	$15,089	$32,622

In addition, US subsidiaries have alternative minimum tax credit carry-forwards of approximately $0.4 million that are available to reduce future U.S. federal regular income taxes through 2020. Any remaining alternative minimum tax credits will be fully refundable in 2021. We also have minimum tax credit carry-forwards of approximately $0.3 million that are available to offset future U.S. federal income taxes. These credits will be fully used or refunded before 2022.

The valuation allowance at December 31, 2018 was approximately $27.3 million. The valuation allowance for deferred tax assets as of December 31, 2017 and December 31, 2016 was $22.4 million and $20.3 million respectively. The net change in the total valuation allowance was an increase of $4.8 million during 2018 and an increase of $2.1 million during 2017. Of the total increase of $4.8 million in 2018, $5.6 million resulted in current year income tax expense and $0.8 million was recognized in Other Comprehensive Income. Of the total increase of $2.1 million in 2017, $0.5 million resulted in a current year income tax expense, and $1.6 million was recognized in Other Comprehensive Income.

The valuation allowances at December 31, 2018 and December 31, 2017 were primarily related to operating losses and tax credits carried forward that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities and projected future taxable income in making this assessment. In respect of deferred tax assets not subject to a valuation allowance, management considers that it is more likely than not that these deferred tax assets will be realized on the basis that there will be sufficient reversals of deferred tax liabilities and taxable income in future periods. During 2017, there were no movements in the valuation allowance that had a material impact on the effective tax rate. During 2018, the Company recognized a valuation allowance of $6.2 million in respect of disallowed interest carry-forwards generated during the year as management does not consider it more likely than not that the Company will have sufficient capacity with which to utilize these losses.

The Company has recognized a deferred tax liability of $4.9 million (2017: $3.1 million) for investments in foreign subsidiaries where the Company does not consider the earnings to be indefinitely reinvested. For the deferred tax liability not recognized in respect of temporary differences related to investments in foreign subsidiaries which are consider to be indefinitely reinvested, it is not practicable to calculate the exact unrecognized deferred tax liability, however it is not expected to be material as Ireland allows a tax credit in respect of distributions from foreign subsidiaries at the statutory tax rate in the jurisdiction of the subsidiary so that no material tax liability would be expected to arise in the event these earnings were ever remitted. In addition, withholding taxes applicable to remittances from foreign subsidiaries would not be expected to be material given Ireland’s tax treaty network and the EU parent subsidiary directive.

A reconciliation of the beginning and ending amount of total unrecognized tax benefits is as follows:

	December 31, 2018	December 31, 2017	December 31, 2016
	(in thousands)
Unrecognized tax benefits at start of year	$23,720	$26,620	$28,166
Increase related to prior year tax positions	2,084	—	1,151
Decrease related to prior year tax positions	(2,915)	(3,050)	(2,483)
Increase related to current year tax positions	3,065	4,765	1,104
Settlements	(182)	(2,523)	(837)
Lapse of statute of limitations	(4,339)	(2,092)	(481)
Unrecognized tax benefits at end of year	$21,433	$23,720	$26,620

The relevant statute of limitations for unrecognized tax benefits totaling $1.3 million could potentially expire during 2019.

Included in the balance of total unrecognized tax benefits at December 31, 2018 were potential benefits of $21.4 million, which if recognized, would affect the effective rate on income tax from continuing operations. The balance of total unrecognized tax benefits at December 31, 2017 and December 31, 2016 included potential benefits which, if recognized, would affect the effective rate of income tax from continuing operations of $23.7 million and $26.6 million respectively.

Interest and penalties recognized as a net benefit during the year ended December 31, 2018 amounted to $1.3 million (2017: net expense of $0.9 million, 2016: net expense of $0.1 million) and are included within the provision for income taxes. Total accrued interest and penalties as of December 31, 2018 and December 31, 2017 were $1.1 million and $2.4 million respectively and are included in closing income taxes payable at those dates.

Our major tax jurisdictions are the United States and Ireland. We may potentially be subjected to tax audits in both our major jurisdictions. In the United States tax periods open to audit include the years ended December 31, 2015, December 31, 2016, December 31, 2017 and December 31, 2018. In Ireland, tax periods open to audit include the years ended December 31, 2014, December 31, 2015, December 31, 2016, December 31, 2017 and December 31, 2018. During such audits, local tax authorities may challenge the positions taken by us in our tax returns.